UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07729

Hansberger International Series

(Exact name of Registrant as specified in charter)

399 Boylston Street, Boston, Massachusetts 02116

(Address of principal executive offices) (Zip code)

Coleen Downs Dinneen, Esq.

NGAM Distribution, L.P.

399 Boylston Street

Boston, Massachusetts 02116

(Name and address of agent for service)

Registrant’s telephone number, including area code: (617) 449-2810

Date of fiscal year end: December 31

Date of reporting period: December 31, 2013

Item 1.	Reports to Stockholders.

The Registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

HANSBERGER

INTERNATIONAL

SERIES

ANNUAL REPORT

December 31, 2013

International Growth Fund

PORTFOLIO MANAGEMENT REVIEW

INTERNATIONAL GROWTH FUND

Market Conditions

International stock markets registered positive returns for the 12 months ended December 31, 2013, as global economic growth finally began to pick up, albeit at a modest pace. The year started brightly for equity markets after U.S. legislators reached agreements on the fiscal cliff and debt ceiling, and Japan initiated a stimulus package. In addition, European banks began to repay crisis loans, while corporate earnings and global macroeconomic data were generally positive. Markets, however, declined in the second quarter, after the U.S. Federal Reserve (the Fed) announced that it might begin to slow asset purchases under the quantitative easing program later in the year — much sooner than the markets had expected. A subsequent correction in the equity markets was accompanied by a period of increased market volatility, reminding investors of market declines that had occurred in previous summers.

Markets rose again in the third quarter after the Fed decided to maintain its stimulus program for the near future and several countries reported improving economic data. Increasing exports and spending helped the euro zone economy pull out of recession after its longest slump ever, while Japan’s economy expanded as the country continued to benefit from Prime Minister Abe’s reflationary policies and an aggressive stimulus program from the Bank of Japan. The market rise continued in the fourth quarter after an agreement was reached at the last minute on another increase in the U.S. debt ceiling, which prevented a default that would have been catastrophic for global equity markets. Meanwhile the Fed announced that it would gradually reduce the economic stimulus program. Citing an “improvement in labor market conditions”, the Fed reported that commencing in January 2014 it would reduce its bond purchases from $85 billion to $75 billion per month.

During the period, nine of the ten sectors and four of the five regions represented in the fund’s benchmark recorded gains. Returns for U.S. investors in international equities were, for the most part, diminished by the strength of the U.S. dollar, which increased against many of the world’s major currencies. The biggest losers were the Japanese yen and the Australian dollar, which depreciated 17.7% and 13.8% respectively, while the Canadian dollar decreased 6.3% for the period, as commodity prices endured a tough year. Emerging market currencies also suffered, with the South African rand and Brazilian real decreasing 19.0% and 13.2%, respectively. Meanwhile improving economic conditions saw the euro rise 4.5%, while the British pound gained 1.9%.

Performance Results

For the 12 months ended December 31, 2013, Institutional Class shares of International Growth Fund returned 17.46%. The fund outperformed its benchmark, the MSCI ACWI ex USA, which returned 15.78% for the period. The fund’s Advisor Class shares also outperformed the benchmark, returning 17.26%.

Explanation of Fund Performance

Stock selection in emerging markets, where the fund’s holdings gained 8.8% in the period compared to the benchmark’s decrease of –2.2%, aided relative performance. Chinese Internet giant Tencent Holdings and utility provider China Longyuan Power Group were among the strongest performers. Fund holdings in Japan also outperformed, rising 44.8% compared with the 27.3% increase in the index, with telecom provider Softbank and retailer Rakuten being the largest positive contributors. Stock selection in North America (Canada) rose 21.3% while the index gained 6.4%, with Manulife Financial being the main contributor.

The fund’s Pacific ex Japan holdings underperformed, gaining 1.5% in the period compared to a 5.6% rise in the index, with Australia’s Newcrest Mining and WorleyParsons (both sold during the period) among the weakest performers. Meanwhile fund holdings in Europe rose 24.6% while the index gained 25.8% with UK listed mining groups Vedanta Resources and Anglo American (sold during the period) being the main detractors, as commodities endured another rough year.

Sector-wise, fund holdings in telecommunication services outperformed, increasing 45.9%, mainly as a result of Japan’s Softbank having a very productive year. Utilities was the best performing sector, with fund holdings rising 86.7% due to the performance of China Longyuan Power. The fund’s healthcare holdings also performed well, gaining 32.2%. European pharmaceutical firms Roche Holding and Bayer were the leading performers. Consumer staples also outperformed, increasing 21.0% with China’s Hengan International Group being a major contributor.

The fund’s industrials holdings underperformed, returning 16.1% compared to the benchmark increase of 21.7%. Japan’s Komatsu was the main detractor. Financials also underperformed, gaining 15.6% compared to a 17.0% increase in the index. Within financials, India’s HDFC Bank and China’s Agile Property were the weakest performers.

Outlook

After the recovery in the second half of 2013, any improvement in global growth will likely be modest in 2014. In this environment, focusing on high quality names with good secular growth potential should stand us in good stead. As always, we remain focused on company specific opportunities, and overall portfolio positioning is reflective of those individual decisions in the context of our macro, sector and regional risk controls.

Thank you for the opportunity to discuss our outlook for the international equity markets and for your continued trust and support.

For the International Growth Team

Thomas R.H. Tibbles, CFA

Chief Investment Officer, Growth Team

Hansberger Global Investors, Inc.

Unless otherwise noted, all returns cited above are expressed in U.S. dollars.

International Growth Fund

Growth of $1,000,000 Investment in Institutional Class

December 31, 2003 through December 31, 20133

Average Annual Total Returns — December 31, 20133

	1 Year	3 Years	5 Years	10 Years
Institutional Class (Inception 6/23/2003)	17.46%	4.92%	13.81%	6.46%
Advisor Class (Inception 9/13/2005)[2]	17.26%	4.67%	13.60%	6.27%

COMPARATIVE PERFORMANCE	1 Year	3 Years	5 Years	10 Years
MSCI ACWI ex USA[1]	15.78%	5.61%	13.32%	8.04%

Past performance does not guarantee future results. The table does not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Unlike a fund, an index is not managed and does not reflect fees and expenses.

NOTES

[1]	MSCI All Country World Index (ACWI) ex USA is an unmanaged index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States.

[2]	Prior to the inception of Advisor Class shares (9/13/05), performance is that of Institutional Class shares, restated to reflect the higher net expenses of Advisor Class shares.

[3]	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the fund is actively managed, there is no assurance that it will continue to invest in the securities or industries mentioned.

If you wish to communicate with the Fund’s Board of Trustees, you may do so by writing to: Secretary of the Funds, NGAM Advisors, L.P., 399 Boylston Street, Boston, MA 02116.

The correspondence must a) be in writing; b) be signed by the shareholder; c) include the shareholder’s name and address; and d) identify the Fund, account number, share class, and number of shares held in that Fund, as of a recent date.

Or by e-mail at:

secretaryofthefunds@ngam.natixis.com

(Communications regarding recommendations for Trustee candidates may not be submitted by e-mail.)

Please note: Unlike written correspondence, e-mail is not secure. Please do NOT include your account number, Social Security number, PIN, or any other non-public, personal information in an e-mail communication because this information may be viewed by others.

ADDITIONAL INDEX INFORMATION

This document may contain references to third party copyrights, indexes, and trademarks, each of which is the property of its respective owner. Such owner is not affiliated with Natixis Global Asset Management or any of its related or affiliated companies (collectively “NGAM”) and does not sponsor, endorse or participate in the provision of any NGAM services, funds or other financial products.

The index information contained herein is derived from third parties and is provided on an “as is” basis. The user of this information assumes the entire risk of use of this information. Each of the third party entities involved in compiling, computing or creating index information, disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to such information.

PROXY VOTING INFORMATION

A description of the Fund’s proxy voting policies and procedures is available without charge, upon request, by calling Hansberger Funds at 800-414-6927; at ngam.natixis.com; and on the Securities and Exchange Commission’s (SEC) website at www.sec.gov. Information regarding how the funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2013 is available by calling 800-414-6927 and from the SEC website.

QUARTERLY PORTFOLIO SCHEDULES

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

UNDERSTANDING FUND EXPENSES

As a mutual fund shareholder you incur ongoing costs, including management fees and other fund expenses. These costs are described in more detail in the Fund’s prospectus. The examples below are intended to help you understand the ongoing costs of investing in the Fund and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table for each class of Fund shares shows the actual account values and actual Fund expenses you would have paid on a $1,000 investment in the Fund from July 1, 2013 through December 31, 2013. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the Expenses Paid During Period column as shown below for your class.

The second line in the table for each class of Fund shares provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs. Therefore, the second line in the table of the Fund is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds.

INTERNATIONAL GROWTH FUND	BEGINNING ACCOUNT VALUE 7/1/2013	ENDING ACCOUNT VALUE 12/31/2013	EXPENSES PAID DURING PERIOD* 7/1/2013 – 12/31/2013
INSTITUTIONAL CLASS
Actual	$1,000.00	$1,169.30	$5.14
Hypothetical (5% return before expenses)	$1,000.00	$1,020.47	$4.79
ADVISOR CLASS
Actual	$1,000.00	$1,168.00	$6.34
Hypothetical (5% return before expenses)	$1,000.00	$1,019.36	$5.90

*	Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement for Advisor Class): 0.94% and 1.16% for Institutional and Advisor Class, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), divided by 365 (to reflect the half-year period).

INTERNATIONAL GROWTH FUND — PORTFOLIO OF INVESTMENTS

Investments as of December 31, 2013

Shares	Description	Value (†)
Common Stocks — 99.3% of Net Assets
	Australia — 3.1%
141,768	BHP Billiton Ltd.	$4,833,285
96,852	Woodside Petroleum Ltd.	3,373,210

		8,206,495

	Brazil — 1.1%
222,019	Itau Unibanco Holding S.A., Preference ADR	3,012,798

	Canada — 5.5%
57,271	Bank of Nova Scotia	3,581,560
198,128	Cameco Corp.	4,115,119
348,573	Manulife Financial Corp.	6,877,938

		14,574,617

	China — 13.1%
3,854,000	Agile Property Holdings Ltd.	4,144,168
4,603,000	China Longyuan Power Group Corp., Class H	5,936,274
4,296,000	China Unicom Hong Kong Ltd.	6,457,231
387,500	Hengan International Group Co. Ltd.	4,584,628
833,500	Ping An Insurance (Group) Co. of China Ltd., Class H	7,488,273
97,400	Tencent Holdings Ltd.	6,236,272

		34,846,846

	Denmark — 2.3%
16,151	Novo Nordisk A/S, Class B	2,960,508
74,974	Novozymes A/S	3,166,918

		6,127,426

	France — 3.7%
110,122	AXA S.A.	3,066,632
19,163	Christian Dior S.A.	3,627,190
32,620	Technip S.A.	3,140,021

		9,833,843

	Germany — 7.5%
46,225	Adidas AG	5,894,511
192,022	Aixtron SE AG(b)	2,785,707
22,575	Bayer AG, (Registered)	3,169,766
28,921	Fresenius SE & Co. KGaA	4,447,311
25,705	Hugo Boss AG	3,661,065

		19,958,360

	Hong Kong — 1.6%
872,600	AIA Group Ltd.	4,392,221

	India — 1.7%
131,252	HDFC Bank Ltd., ADR	4,520,319

	Indonesia — 1.0%
1,721,500	United Tractors Tbk PT	2,694,629

	Israel — 1.1%
73,850	NICE Systems Ltd., Sponsored ADR	3,024,896

	Italy — 1.6%
473,000	Prada SpA	4,225,192

	Japan — 11.6%
67,900	CyberAgent, Inc.	2,765,781
295,100	Komatsu Ltd.	6,058,778

Shares	Description	Value (†)
	Japan — continued
217,200	Rakuten, Inc.	$3,241,367
92,800	Seven & I Holdings Co. Ltd.	3,694,963
12,400	SMC Corp.	3,129,616
67,100	Softbank Corp.	5,888,076
99,000	Toyota Motor Corp.	6,036,532

		30,815,113

	Korea — 5.0%
18,002	Hyundai Glovis Co. Ltd.	3,945,308
17,094	Hyundai Motor Co.	3,837,034
8,637	Samsung Electronics Co. Ltd., GDR, 144A	5,639,961

		13,422,303

	Netherlands — 3.1%
39,590	ASML Holding NV, (Registered)	3,709,583
42,342	Gemalto NV	4,660,572

		8,370,155

	Norway — 1.4%
156,188	Telenor ASA	3,731,891

	Singapore — 4.1%
1,274,000	Global Logistic Properties Ltd.	2,922,474
410,000	Oversea-Chinese Banking Corp. Ltd.	3,323,144
1,055,000	SembCorp Industries Ltd.	4,602,630

		10,848,248

	Spain — 1.2%
64,521	Grifols S.A.	3,087,546

	Sweden — 1.1%
194,716	Elekta AB, Class B	2,979,763

	Switzerland — 11.0%
144,335	ABB Ltd., (Registered)	3,816,217
35,890	Cie Financiere Richemont S.A., (Registered)	3,585,318
207,308	Credit Suisse Group AG, (Registered)	6,398,220
58,243	Holcim Ltd., (Registered)	4,354,517
65,500	Nestle S.A., (Registered)	4,800,496
37,795	Novartis AG, (Registered)	3,029,243
12,168	Roche Holding AG	3,408,575

		29,392,586

	United Kingdom — 17.5%
174,552	ARM Holdings PLC	3,173,857
394,415	BG Group PLC	8,487,160
147,789	Diageo PLC	4,897,516
66,797	HSBC Holdings PLC, Sponsored ADR	3,682,519
497,970	Michael Page International PLC	4,031,010
227,435	Prudential PLC	5,081,806
159,514	Rolls-Royce Holdings PLC	3,373,939
91,847	SABMiller PLC	4,727,831
179,382	Standard Chartered PLC	4,051,692
329,896	Vedanta Resources PLC	5,121,093

		46,628,423

	Total Common Stocks (Identified Cost $215,357,176)	264,693,670

See accompanying notes to financial statements.

INTERNATIONAL GROWTH FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of December 31, 2013

Principal Amount	Description	Value (†)
Short-Term Investments — 0.8%
$2,048,518	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/2013 at 0.000% to be repurchased at $2,048,518 on 1/02/2014 collateralized by $2,175,000 Federal National Mortgage Association, Zero Coupon due 6/01/2017 valued at $2,093,438 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $2,048,518)	$2,048,518

	Total Investments — 100.1% (Identified Cost $217,405,694)(a)	266,742,188
	Other assets less liabilities — (0.1)%	(186,863)

	Net Assets — 100.0%	$266,555,325

(†)	See Note 2 of Notes to Financial Statements.

(a)	Federal Tax Information:
	At December 31, 2013, the net unrealized appreciation on investments based on a cost of $227,848,455 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$41,981,086
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(3,087,353)

	Net unrealized appreciation	$38,893,733

(b)	Non-income producing security.

144A	All of this security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2013, the value of Rule 144A holdings amounted to $5,639,961 or 2.1% of net assets.

ADR/GDR	An American Depositary Receipt or Global Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs and GDRs may be significantly influenced by trading on exchanges not located in the United States.

Industry Summary at December 31, 2013 (Unaudited)

Insurance	10.0%
Commercial Banks	8.3
Textiles, Apparel & Luxury Goods	8.0
Oil, Gas & Consumable Fuels	6.1
Semiconductors & Semiconductor Equipment	5.7
Pharmaceuticals	4.7
Machinery	4.5
Diversified Telecommunication Services	3.8
Metals & Mining	3.7
Automobiles	3.7
Beverages	3.6
Software	2.8
Real Estate Management & Development	2.7
Capital Markets	2.4
Biotechnology	2.4
Internet Software & Services	2.4
Independent Power Producers & Energy Traders	2.2
Wireless Telecommunication Services	2.2
Other Investments, less than 2% each	20.1
Short-Term Investments	0.8

Total Investments	100.1
Other assets less liabilities	(0.1)

Net Assets	100.0%

Currency Exposure Summary at December 31, 2013 (Unaudited)

Hong Kong Dollar	16.3%
British Pound	16.1
Euro	14.1
Japanese Yen	11.6
United States Dollar	11.2
Swiss Franc	11.0
Singapore Dollar	4.1
Canadian Dollar	3.9
Australian Dollar	3.1
South Korean Won	2.9
Danish Krone	2.3
Other, less than 2% each	3.5

Total Investments	100.1
Other assets less liabilities	(0.1)

Net Assets	100.0%

See accompanying notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

ASSETS
Investments at cost	$217,405,694
Net unrealized appreciation	49,336,494

Investments at value	266,742,188
Foreign currency at value (identified cost $263,425)	268,613
Receivable for securities sold	27,505
Dividends receivable	114,673
Tax reclaims receivable	191,964

TOTAL ASSETS	267,344,943

LIABILITIES
Payable for securities purchased	268,581
Payable for Fund shares redeemed	14
Management fees payable (Note 5)	163,686
Deferred Trustees’ fees (Note 5)	247,999
Administrative fees payable (Note 5)	9,796
Payable to distributor (Note 5d)	63
Other accounts payable and accrued expenses	99,479

TOTAL LIABILITIES	789,618

NET ASSETS	$266,555,325

NET ASSETS CONSIST OF:
Paid-in capital	$409,402,743
Distributions in excess of net investment income	(268,082)
Accumulated net realized loss on investments and foreign currency transactions	(191,923,404)
Net unrealized appreciation on investments and foreign currency translations	49,344,068

NET ASSETS	$266,555,325

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Institutional Class:
Net assets	$262,627,199

Shares of beneficial interest	14,690,342

Net asset value, offering and redemption price per share	$17.88

Advisor Class:
Net assets	$3,928,126

Shares of beneficial interest	219,608

Net asset value, offering and redemption price per share	$17.89

See accompanying notes to financial statements.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2013

INVESTMENT INCOME
Dividends	$7,604,177
Interest	50
Less net foreign taxes withheld	(536,898)

7,067,329

Expenses
Management fees (Note 5)	2,669,469
Administrative fees (Note 5)	157,153
Trustees’ fees and expenses (Note 5)	53,692
Transfer agent fees and expenses (Notes 5 and 6)	35,233
Audit and tax services fees	51,616
Custodian fees and expenses	263,749
Interest expense (Note 8)	57,702
Legal fees	4,926
Registration fees	41,889
Shareholder reporting expenses	18,737
Miscellaneous expenses	24,084

Total expenses	3,378,250
Less waiver and/or expense reimbursement (Note 5)	(19,912)

Net expenses	3,358,338

Net investment income	3,708,991

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investments	43,760,980
Foreign currency transactions	(367,811)
Net change in unrealized appreciation (depreciation) on:
Investments	6,403,855
Foreign currency translations	3,031

Net realized and unrealized gain on investments and foreign currency transactions	49,800,055

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$53,509,046

See accompanying notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2013	Year Ended December 31, 2012
FROM OPERATIONS:
Net investment income	$3,708,991	$7,994,679
Net realized gain on investments and foreign currency transactions	43,393,169	19,389,147
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	6,406,886	69,074,719

Net increase in net assets resulting from operations	53,509,046	96,458,545

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Institutional Class	(3,315,218)	(7,547,486)
Advisor Class	(40,911)	(51,298)

Total distributions	(3,356,129)	(7,598,784)

NET DECREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 12)	(306,193,133)	(120,280,651)

Net decrease in net assets	(256,040,216)	(31,420,890)
NET ASSETS
Beginning of the year	522,595,541	554,016,431

End of the year	$266,555,325	$522,595,541

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME	$(268,082)	$(162,441)

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period.

	Institutional Class
	Year Ended December 31, 2013		Year Ended December 31, 2012		Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009
Net asset value, beginning of the period	$15.42		$13.11		$16.16	$15.02	$9.97

Income (loss) from Investment Operations:
Net investment income(a)	0.17		0.21		0.21	0.15	0.14
Net realized and unrealized gain (loss)	2.52		2.33		(3.06)	1.14	5.06

Total from Investment Operations	2.69		2.54		(2.85)	1.29	5.20

Less Distributions From:
Net investment income	(0.23)		(0.23)		(0.20)	(0.15)	(0.15)

Total Distributions	(0.23)		(0.23)		(0.20)	(0.15)	(0.15)

Net asset value, end of the period	$17.88		$15.42		$13.11	$16.16	$15.02

Total return(b)	17.46%		19.37%		(17.61)%	8.63%	52.20%
Ratios to Average Net Assets:
Net assets, end of the period (000’s)	$262,627		$518,186		$548,110	$608,571	$633,958
Net expenses(c)(d)	0.94	%(e)	0.89	%(f)	0.86%	0.87%	0.88%
Gross expenses(d)	0.94%		0.89%		0.86%	0.87%	0.88%
Net investment income(d)	1.05%		1.44%		1.39%	1.05%	1.13%
Portfolio turnover rate	48%		47%		62%	52%	50%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower. Periods less than one year, if applicable, are not annualized.
(c)	The investment adviser contractually agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period, if applicable. Without this waiver/reimbursement, expenses would have been higher.
(d)	Computed on an annualized basis for periods less than one year, if applicable.
(e)	Includes interest expense of 0.02%. Without this expense the ratio of net expenses would have been 0.92%.
(f)	Includes interest expense of 0.01%. Without this expense the ratio of net expenses would have been 0.88%.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period.

	Advisor Class
	Year Ended December 31, 2013		Year Ended December 31, 2012		Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009
Net asset value, beginning of the period	$15.42		$13.11		$16.16	$15.01	$9.96

Income (loss) from Investment Operations:
Net investment income(a)	0.13		0.17		0.19	0.12	0.07
Net realized and unrealized gain (loss)	2.53		2.32		(3.07)	1.15	5.12

Total from Investment Operations	2.66		2.49		(2.88)	1.27	5.19

Less Distributions From:
Net investment income	(0.19)		(0.18)		(0.17)	(0.12)	(0.14)

Total Distributions	(0.19)		(0.18)		(0.17)	(0.12)	(0.14)

Net asset value, end of the period	$17.89		$15.42		$13.11	$16.16	$15.01

Total return(b)	17.26%		19.01%		(17.82)%	8.44%	52.15%
Ratios to Average Net Assets:
Net assets, end of the period (000’s)	$3,928		$4,410		$5,907	$9,398	$9,982
Net expenses(c)(d)	1.17	%(e)	1.15	%(f)	1.05%	1.10%	1.04%
Gross expenses(d)	1.67%		1.45%		1.05%	1.10%	1.04%
Net investment income(d)	0.78%		1.15%		1.22%	0.83%	0.51%
Portfolio turnover rate	48%		47%		62%	52%	50%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower. Periods less than one year, if applicable, are not annualized.
(c)	The investment adviser contractually agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period, if applicable. Without this waiver/reimbursement, expenses would have been higher.
(d)	Computed on an annualized basis for periods less than one year, if applicable.
(e)	Includes interest expense of 0.02%. Without this expense the ratio of net expenses would have been 1.15%.
(f)	Includes interest expense of less than 0.01%.

See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

December 31, 2013

1.  Organization.  International Growth Fund (the “Fund”) is the sole series of Hansberger International Series (the “Trust”), and is organized as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company. The Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series.

The Fund is a diversified investment company.

The Fund offers Institutional Class and Advisor Class shares.

Expenses of the Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (including transfer agent fees). Shares of each class would receive their pro rata share of the net assets of the Fund if the Fund were liquidated. The Trustees approve separate distributions from net investment income on each class of shares.

2.  Significant Accounting Policies.  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions subsequent to year-end through the date the financial statements were issued and has determined that there were no material events that would require disclosure in the Fund’s financial statements.

a.  Valuation.  Fund securities and other investments are valued at market value based on market quotations obtained or determined by independent pricing services recommended by the Adviser and approved by the Board of Trustees. Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the Adviser pursuant to procedures approved by the Board of Trustees, as described below. Market value is determined as follows:

Equity securities (including closed-end investment companies and exchange-traded funds) are valued at the last sale price quoted on the exchange or market where traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking an NOCP, at the most recent bid quotations on the applicable NASDAQ Market. In some foreign markets, an official close price and a last sale price may be available from the foreign exchange or market. In those cases, the official close price is used. Debt securities (other than short-term obligations purchased with an original or remaining maturity of sixty days or less) and unlisted equity securities are valued based on evaluated bids furnished to the Fund by an independent pricing service using market information, transactions for comparable securities and various relationships between securities, if available, or bid prices obtained from broker-dealers. Broker-dealer bid prices may be used to value debt and equity securities where an independent pricing service is unable to price a security or where an independent pricing service does not provide a reliable price for the security. Forward foreign currency contracts are valued utilizing interpolated rates determined based on information provided by an independent pricing service. Short-term obligations (purchased with an original or remaining maturity of sixty days or less) are valued at amortized cost (which approximates market value).

Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the Adviser pursuant to procedures approved by the Board of Trustees. The Fund may also value securities and other investments at fair value in other circumstances such as when extraordinary events occur after the close of a foreign market but prior to the close of the New York Stock Exchange (“NYSE”). This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). When fair valuing its securities or other investments, the Fund may, among other things, use modeling tools or other processes that may take into account factors such as securities or other market activity and/or significant events that occur after the close of the foreign market and before the time the Fund’s NAV is calculated. Fair value pricing may require subjective determinations about the value of a security, and fair values used to determine the Fund’s

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2013

NAV may differ from quoted or published prices, or from prices that are used by others, for the same securities. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities held by a Fund.

As of December 31, 2013, approximately 82% of the market value of the Fund’s investments was fair valued pursuant to procedures approved by the Board of Trustees as events occurring after the close of the foreign market were believed to materially affect the value of those securities.

b.  Investment Transactions and Related Investment Income.  Investment transactions are accounted for on a trade date plus one day basis for daily net asset value calculation. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class-specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

c.  Foreign Currency Translation.  The books and records of the Fund are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from fluctuations which arise due to changes in market prices of investment securities. Such changes are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, at the end of the fiscal period, resulting from changes in exchange rates.

The Fund may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

d.  Forward Foreign Currency Contracts.  The Fund may enter into forward foreign currency contracts, including forward foreign cross currency contracts, to acquire exposure to foreign currencies or to hedge the Fund’s investments against currency fluctuation. A contract can also be used to offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss reflected in the Fund’s Statement of Assets and Liabilities. The U.S. dollar value of the currencies the Fund has committed to buy or sell represents the aggregate exposure to each currency the Fund has acquired or hedged through currency contracts outstanding at period end. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Contracts are traded over-the-counter directly with a counterparty. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Certain contracts may require the movement of cash and/or securities as collateral for the Fund’s or counterparty’s net obligations under the contracts.

No forward foreign currency contracts were held by the Fund during the year ended December 31, 2013.

e.  Federal and Foreign Income Taxes.  The Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Management has performed an analysis of the Fund’s tax positions for the open tax years as of December 31, 2013 and has concluded that no provisions for income tax are

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2013

required. The Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Fund. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

The Fund may be subject to foreign withholding taxes on investment income and taxes on capital gains on investments that are accrued and paid based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign withholding taxes on dividend and interest income are reflected on the Statement of Operations as a reduction of investment income, net of amounts eligible to be reclaimed. Dividends and interest receivable on the Statement of Assets and Liabilities are net of foreign withholding taxes. Foreign withholding taxes eligible to be reclaimed are reflected on the Statement of Assets and Liabilities as tax reclaims receivable. Capital gains taxes paid are included in net realized gain (loss) on investments in the Statement of Operations. Accrued but unpaid capital gains taxes are reflected as foreign taxes payable on the Statement of Assets and Liabilities, if applicable, and reduce unrealized gains on investments. In the event that realized gains on investments are subsequently offset by realized losses, taxes paid on realized gains may be returned to the Fund. Such amounts, if applicable, are reflected as foreign tax rebates receivable on the Statement of Assets and Liabilities and are recorded as a realized gain when received.

f.  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as deferred Trustees’ fees, distributions in excess of income and/or capital gains and foreign currency gains and losses. Permanent book and tax basis differences relating to shareholder distributions, net investment income and net realized gains will result in reclassifications to capital accounts. Temporary differences between book and tax distributable earnings are primarily due to deferred Trustees’ fees and wash sales. Distributions from net investment income and short-term capital gains are considered to be distributed from ordinary income for tax purposes.

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the years ended December 31, 2013 and 2012 were as follows:

2013 Distributions Paid From:			2012 Distributions Paid From:
Ordinary Income	Long-Term Capital Gains	Total	Ordinary Income	Long-Term Capital Gains	Total
$3,356,129	$—	$3,356,129	$7,598,784	$—	$7,598,784

As of December 31, 2013, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$—
Undistributed long-term capital gains	—

Total undistributed earnings	—

Capital loss carryforward:
Short-term:
Expires December 31, 2017*	(181,480,643)

Total capital loss carryforward	(181,480,643)
Late-year ordinary and post-October capital loss deferrals**	(20,082)
Unrealized appreciation	38,901,307

Total accumulated losses	$(142,599,418)

Capital loss carryforward utilized in the current year	$41,333,301

*	A significant portion of the capital loss carryforwards for the Fund are subject to limitations pursuant to Section 382 of the Internal Revenue Code.
**	Under current tax law, capital losses, foreign currency losses, and losses on passive foreign investment companies after October 31 or December 31, as applicable, may be deferred and treated as occurring on the first day of the following taxable year.

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2013

g.  Repurchase Agreements.  The Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, under which the Fund acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. It is the Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon the Fund’s ability to dispose of the underlying securities. As of December 31, 2013, the Fund had investments in repurchase agreements for which the value of the related collateral exceeded the value of the repurchase agreement. The gross value of repurchase agreements is included in the Statement of Assets and Liabilities for financial reporting purposes.

h.  Securities Lending.  The Fund has entered into an agreement with State Street Bank and Trust Company (“State Street Bank”), as agent of the Fund, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value (including accrued interest) of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value (including accrued interest) of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value (including accrued interest) of loaned securities for non-U.S. equities; and at least 100% of the market value (including accrued interest) of loaned securities for U.S. Government securities, sovereign debt issued by non-U.S. Governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of the collateral. The Fund invests cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Fund and State Street Bank as lending agent.

For the year ended December 31, 2013, the Fund did not loan securities under this agreement.

i.  Indemnifications.  Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

3.    Fair Value Measurements.  In accordance with accounting standards related to fair value measurements and disclosures, the Fund has categorized the inputs utilized in determining the value of the Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

—	Level 1 — quoted prices in active markets for identical assets or liabilities;

—

Level 2 — prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and

—

Level 3 — prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect the Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2013

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2013, at value:

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$—	$8,206,495	$—	$8,206,495
China	—	34,846,846	—	34,846,846
Denmark	2,960,508	3,166,918	—	6,127,426
France	4,660,572	9,833,843	—	14,494,415
Germany	—	19,958,360	—	19,958,360
Hong Kong	—	4,392,221	—	4,392,221
Indonesia	—	2,694,629	—	2,694,629
Italy	—	4,225,192	—	4,225,192
Japan	—	30,815,113	—	30,815,113
Korea	5,639,961	7,782,342	—	13,422,303
Norway	—	3,731,891	—	3,731,891
Singapore	—	10,848,248	—	10,848,248
Spain	—	3,087,546	—	3,087,546
Sweden	—	2,979,763	—	2,979,763
Switzerland	—	29,392,586	—	29,392,586
United Kingdom	3,682,519	42,945,904	—	46,628,423
All Other Common Stocks(a)	28,842,213	—	—	28,842,213

Total Common Stocks	45,785,773	218,907,897	—	264,693,670

Short-Term Investments	—	2,048,518	—	2,048,518

Total	$45,785,773	$220,956,415	$—	$266,742,188

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

A common stock valued at $5,631,819 was transferred from Level 1 to Level 2 during the period ended December 31, 2013. At December 31, 2013, this security was fair valued pursuant to procedures approved by the Board of Trustees as events occurring after the close of the foreign market were believed to materially affect the value of the security.

A common stock valued at $5,693,583 was transferred from Level 2 to Level 1 during the period ended December 31, 2013. At December 31, 2013, this security was valued at the market price in the foreign market in accordance with the Fund’s valuation policies.

All transfers are recognized as of the beginning of the reporting period.

4.  Purchases and Sales of Securities.  For the year ended December 31, 2013, purchases and sales of securities (excluding short-term investments) were $170,253,497 and $475,892,818, respectively.

5. Management Fees and Other Transactions with Affiliates.

a.  Management Fees.  Hansberger Global Investors, Inc. (“HGI”), a subsidiary of Natixis Global Asset Management, L.P. (“Natixis US”), which is part of Natixis Global Asset Management, an international asset management group based in Paris, France, serves as investment adviser to the Fund. Under the terms of the management agreement, the Fund pays a management fee at the annual rate of 0.75% of the Fund’s average daily net assets, calculated daily and payable monthly.

HGI has given a binding undertaking to the Fund to waive management fees and/or reimburse certain expenses to limit the Fund’s operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes and extraordinary expenses. This undertaking is in effect until April 30, 2014 and is reevaluated on an annual basis. Management

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2013

fees payable, as reflected on the Statement of Assets and Liabilities, is net of waivers and/or expense reimbursements, if any, pursuant to this undertaking. Waivers/reimbursements that exceed management fees payable are reflected on the Statement of Assets and Liabilities as receivable from investment adviser.

For the year ended December 31, 2013, the expense limits as a percentage of average daily net assets under the expense limitation agreements were as follows:

Expense Limit as a Percentage of Average Daily Net Assets
Institutional Class	Advisor Class
1.00%	1.15%

HGI shall be permitted to recover expenses it has borne under the expense limitation agreement (whether through waiver of its management fees or otherwise) on a class by class basis in later periods to the extent the annual operating expenses of a class fall below a class’ expense limits, provided, however, that a class is not obligated to pay such waived/reimbursed fees or expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

For the year ended December 31, 2013, the management fees for the Fund were $2,669,469 (effective rate of 0.75% of average daily net assets).

For the year ended December 31, 2013, class-specific expenses of $19,912 have been reimbursed for Advisor Class. Expense reimbursements are subject to possible recovery until December 31, 2014.

No expenses were recovered during the year ended December 31, 2013 under the terms of the expense limitation agreement.

b.  Distribution Agreement.  NGAM Distribution, L.P. (“NGAM Distribution”), which is a wholly-owned subsidiary of Natixis US, serves as the distributor of the Fund and provides distribution services pursuant to a distribution agreement. Under the distribution agreement, the Fund does not pay NGAM Distribution for its services.

c.  Administrative Fees.  NGAM Advisors, L.P. (“NGAM Advisors”), provides certain administrative services for the Fund and contracts with State Street Bank to serve as sub-administrator. NGAM Advisors is a wholly-owned subsidiary of Natixis US. Pursuant to an agreement among Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Gateway Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I, Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”), Hansberger International Series and NGAM Advisors, the Fund pays NGAM Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion and 0.0350% of such assets in excess of $60 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series of $10 million, which is reevaluated on an annual basis.

For the year ended December 31, 2013, the administrative fees for the Fund were $157,153.

d.  Sub-Transfer Agent Fees.  NGAM Distribution has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the Fund and has agreed to compensate the intermediaries for providing those services. Intermediaries transact with the Fund primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Fund. These services would have been provided by the Fund’s transfer agent and other service providers if the shareholders’ accounts were maintained directly at the Fund’s transfer agent. Accordingly, the Fund has agreed to reimburse NGAM Distribution for all or a portion of the servicing fees paid to these intermediaries. The reimbursement amounts (sub-transfer agent fees) paid to NGAM Distribution are subject to a current per-account equivalent fee limit approved by the Fund’s Board, which is based on fees for similar services paid to the Fund’s transfer agent and other service providers.

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2013

For the year ended December 31, 2013, the sub-transfer agent fees (which are reflected in transfer agent fees and expenses in the Statement of Operations) for the Fund were as follows.

Sub-Transfer Agent Fees
Institutional Class	Advisor Class
$1,043	$3,798

As of December 31, 2013, the Fund owes NGAM Distribution the following reimbursements for sub-transfer agent fees (which are reflected in the Statement of Assets and Liabilities as payable to distributor):

Reimbursements of Sub-Transfer Agent Fees
Institutional Class	Advisor Class
$20	$43

e.  Trustees Fees and Expenses.  The Trust does not pay any compensation directly to its officers or Trustees who are directors, officers or employees of NGAM Advisors, NGAM Distribution, Natixis US or their affiliates. The Chairperson of the Board receives a retainer fee at the annual rate of $285,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $115,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, each committee chairperson receives an additional retainer fee at the annual rate of $17,500. Each Contract Review and Governance Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

Effective January 1, 2014, the Chairperson of the Board will receive a retainer fee at the annual rate of $300,000 and each Independent Trustee (other than the Chairperson) will receive, in the aggregate, a retainer fee at the annual rate of $130,000. All other Trustee fees will remain unchanged.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts, and Hansberger International Series, and are normally reflected as Trustees’ fees and expenses in the Statement of Operations. The portions of the accrued obligations allocated to the Fund under the Plan are reflected as Deferred Trustees’ fees in the Statement of Assets and Liabilities.

6.  Class-Specific Transfer Agent Fees and Expenses.  For the year ended December 31, 2013, class-specific transfer agent fees and expenses (including sub-transfer agent fees and expenses) for the Fund were as follows:

Transfer Agent Fees and Expenses
Institutional Class	Advisor Class
$6,394	$28,839

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2013

7.  Line of Credit.  The Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, participates in a $200,000,000 committed unsecured line of credit provided by State Street Bank, with an individual limit of $125,000,000 for each fund that participates in the line of credit. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the greater of the Federal Funds rate or overnight LIBOR, plus 1.25%. In addition, a commitment fee of 0.10% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit.

During the year ended December 31, 2013, the Fund had an average daily balance on the line of credit (for those days on which there were borrowings) of $14,827,755 at a weighted average interest rate of 1.39%.

8.  Interest Expense.  The Fund may incur interest expense on cash overdrafts at the custodian or from use of the line of credit. Interest expense incurred for the year ended December 31, 2013 is reflected on the Statement of Operations.

9.  Concentration of Risk.  The Fund’s investments in foreign securities are subject to foreign currency fluctuations, higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. Greater political, economic, credit and information risks are also associated with foreign securities.

The Fund’s investments in emerging markets companies, which may be smaller and have shorter operating histories than companies in developed markets, involves risks in addition to, and greater than, those generally associated with investing in companies in developed foreign markets. The extent of economic development, political stability, market depth, infrastructure, capitalization and regulatory oversight in emerging market economies is generally less than in more developed markets.

10.  Brokerage Commission Recapture.  The Fund has entered into agreements with certain brokers whereby the brokers will rebate a portion of brokerage commissions. All amounts rebated by the brokers are returned to the Fund under such agreements and are included in realized gains on investments in the Statement of Operations.

For the year ended December 31, 2013, the Fund had no amounts rebated under these agreements.

11.  Concentration of Ownership.  From time to time, the Fund may have a concentration of one or more accounts constituting a significant percentage of shares outstanding. Investment activities by holders of such accounts could have material impacts on the Fund. As of December 31, 2013, based on management’s evaluation of the shareholder account base, the Fund had accounts representing controlling ownership of more than 5% of the Fund’s total outstanding shares. The number of such accounts, based on accounts that represent more than 5% of an individual class of shares, and the aggregate percentage of net assets represented by such holdings was as follows:

Number of > 5% Account Holders	Percentage of Ownership
5	74.60%

Omnibus shareholder accounts for which NGAM Advisors understands that the intermediary has discretion over the underlying shareholder accounts are included in the table above. For other omnibus accounts, the Fund does not have information on the individual shareholder accounts underlying omnibus accounts; therefore, there could be other 5% shareholders in addition to those disclosed in the table above.

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2013

12.  Capital Shares.  The Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	Year Ended December 31, 2013		Year Ended December 31, 2012
	Shares	Amount	Shares	Amount
Institutional Class
Issued from the sale of shares	623,674	$10,861,909	1,540,482	$22,128,571
Issued in connection with the reinvestment of distributions	156,616	2,748,605	343,767	5,252,756
Redeemed	(19,699,473)	(318,719,767)	(10,073,420)	(145,300,294)

Net change	(18,919,183)	$(305,109,253)	(8,189,171)	$(117,918,967)

Advisor Class
Issued from the sale of shares	19,024	$311,359	36,698	$535,779
Issued in connection with the reinvestment of distributions	2,293	40,272	3,309	50,589
Redeemed	(87,609)	(1,435,511)	(204,526)	(2,948,052)

Net change	(66,292)	$(1,083,880)	(164,519)	$(2,361,684)

Increase (decrease) from capital share transactions	(18,985,475)	$(306,193,133)	(8,353,690)	$(120,280,651)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders of Hansberger International Series:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of International Growth Fund, the sole series of Hansberger International Series (the “Fund”) at December 31, 2013, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, MA

February 24, 2014

2013 U.S. TAX DISTRIBUTION INFORMATION TO SHAREHOLDERS (Unaudited)

Foreign Tax Credit.  For the year ended December 31, 2013, the Fund intends to pass through foreign tax credits and has derived gross income from sources within foreign countries amounting to:

Foreign Tax Credit Pass-Through	Foreign Source Income
$520,387	$7,550,418

Qualified Dividend Income.  For the fiscal year ended December 31, 2013, 100% of the ordinary income dividends paid by the International Growth Fund are considered qualified dividend income eligible for reduced tax rates. These lower rates range from 0% to 20% depending on an individual’s tax bracket. Complete information will be reported in conjunction with Form 1099-DIV.

TRUSTEES AND OFFICERS INFORMATION

The tables below provide certain information regarding the trustees and officers of Hansberger International Series (the “Trust”). Unless otherwise indicated, the address of all persons below is 399 Boylston Street, Boston, MA 02116. The Funds’ Statement of Additional Information includes additional information about the trustees of the Trust and is available by calling Natixis Funds at 800-225-5478.

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES

Daniel M. Cain (1945)	Trustee Since 2007 Chairman of the Contract Review and Governance Committee	Chairman of Cain Brothers & Company, Incorporated (investment banking)	42 Director, Sheridan Healthcare Inc. (physician practice management)	Significant experience on the Board and on the board of other business organizations (including at a health care organization); experience in the financial industry (including roles as chairman and former chief executive officer of an investment banking firm)

Kenneth A. Drucker (1945)	Trustee Since 2008 Chairman of the Audit Committee	Retired	42 None	Significant experience on the Board and on the board of other business organizations (including at investment companies); executive experience (including as treasurer of an aerospace, automotive, and metal manufacturing corporation)

Edmond J. English (1953)	Trustee Since 2013 Contract Review and Governance Committee Member	Chief Executive Officer of Bob’s Discount Furniture (retail)	42 Formerly, Director, BJ’s Wholesale Club (retail); formerly, Director, Citizens Financial Group (bank)	Significant experience on the board of other business organizations (including at a retail company and a bank); executive experience (including at a retail company)

Wendell J. Knox (1948)	Trustee Since 2009 Audit Committee Member	Director (formerly, President and Chief Executive Officer) of Abt Associates Inc. (research and consulting)	42 Director, Eastern Bank (bank); Director, The Hanover Insurance Group (property and casualty insurance)	Significant experience on the Board and on the board of other business organizations (including at a bank and at a property and casualty insurance firm); executive experience (including roles as president and chief executive officer of a research and consulting company)

TRUSTEES AND OFFICERS INFORMATION (continued)

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES (continued)

Martin T. Meehan (1956)	Trustee Since 2012 Contract Review and Governance Committee Member	Chancellor and faculty member, University of Massachusetts Lowell	42 None	Experience on the Board and on the board of other business organizations; experience as Chancellor of the University of Massachusetts Lowell; government experience (including as a member of the U.S. House of Representatives); academic experience

Sandra O. Moose (1942)	Chairperson of the Board of Trustees since November 2007 Trustee Since 2007 Ex officio member of the Audit Committee and Contract Review and Governance Committee	President, Strategic Advisory Services (management consulting)	42 Director, Verizon Communications (telecommunications company); Director, AES Corporation (international power company); formerly, Director, Rohm and Haas Company (specialty chemicals)	Significant experience on the Board and on the board of other business organizations (including at a telecommunications company, an international power company and a specialty chemicals corporation); executive experience (including at a management consulting company)

Erik R. Sirri (1958)	Trustee Since 2009 Audit Committee Member	Professor of Finance at Babson College; formerly, Director of the Division of Trading and Markets at the Securities and Exchange Commission	42 None	Significant experience on the Board; experience as Director of the Division of Trading and Markets at the Securities and Exchange Commission; academic experience; training as an economist

Peter J. Smail (1952)	Trustee Since 2009 Audit Committee Member	Retired	42 None	Significant experience on the Board; mutual fund industry and executive experience (including roles as president and chief executive officer for an investment adviser)

TRUSTEES AND OFFICERS INFORMATION (continued)

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES (continued)

Cynthia L. Walker (1956)	Trustee Since 2007 Contract Review and Governance Committee Member	Deputy Dean for Finance and Administration, Yale University School of Medicine	42 None	Significant experience on the Board; executive experience in a variety of academic organizations (including roles as dean for finance and administration)

INTERESTED TRUSTEES

Robert J. Blanding[3] (1947) 555 California Street San Francisco, CA 94104	Trustee Since 2007	President, Chairman, Director and Chief Executive Officer, Loomis, Sayles & Company, L.P.	42 None	Significant experience on the Board; continuing service as President, Chairman, and Chief Executive Officer of Loomis, Sayles & Company, L.P.

David L. Giunta[4] (1965)	Trustee Since 2011 President and Chief Executive Officer since 2008	President and Chief Executive Officer, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.	42 None	Experience on the Board; continuing experience as President and Chief Executive Officer of NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

John T. Hailer[5] (1960)	Trustee Since 2007	President and Chief Executive Officer — U.S. and Asia, Natixis Global Asset Management, L.P.	42 None	Significant experience on the Board; continuing experience as President and Chief Executive Officer — U.S. and Asia, Natixis Global Asset Management, L.P.

[1]

Each trustee serves until retirement, resignation or removal from the Board. The current retirement age is 75. The position of Chairperson of the Board is appointed for a three-year term. Ms. Moose was appointed to serve an additional three-year term as the Chairperson of the Board on December 13, 2013.

[2]

The trustees of the Trust serve as trustees of a fund complex that includes all series of the Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV and Gateway Trust (collectively, the “Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (collectively, the “Loomis Sayles Funds Trusts”), and Hansberger International Series (collectively, the “Fund Complex”).

[3]

Mr. Blanding is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: President, Chairman, Director and Chief Executive Officer of Loomis, Sayles & Company, L.P. and Director of Loomis Sayles Investment Asia Pte., Ltd.

[4]

Mr. Giunta is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: President and Chief Executive Officer of NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

[5]

Mr. Hailer is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: President and Chief Executive Officer — U.S. and Asia, Natixis Global Asset Management, L.P.

TRUSTEES AND OFFICERS INFORMATION (continued)

Name and Year of Birth	Position(s) Held with the Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years[2]

OFFICERS OF THE TRUST

Coleen Downs Dinneen (1960)	Secretary, Clerk and Chief Legal Officer	Since September 2007	Executive Vice President, General Counsel, Secretary and Clerk, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

Ronald Holt (1968)	Executive Vice President of Hansberger International Series	Since September 2007	President and Chief Executive Officer, January 2007 to present, Hansberger Global Investors, Inc.

Russell L. Kane (1969)	Chief Compliance Officer, Assistant Secretary and Anti-Money Laundering Officer	Since September 2007	Chief Compliance Officer for Mutual Funds, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

Michael C. Kardok (1959)	Treasurer, Principal Financial and Accounting Officer	Since September 2007	Senior Vice President, NGAM Advisors, L.P. and NGAM Distribution, L.P.

[1]

Each officer of the Trusts serves for an indefinite term in accordance with the Trusts’ current by-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

[2]

Each person listed above, except as noted, holds the same position(s) with the Fund Complex. Mr. Holt is not an officer of the Natixis Funds Trusts or the Loomis Sayles Funds Trusts. Previous positions during the past five years with NGAM Distribution, L.P., NGAM Advisors, L.P. or Loomis, Sayles & Company, L.P. are omitted, if not materially different from a trustee’s or officer’s current position with such entity.

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer and persons performing similar functions. There have been no amendments or waivers of the Registrant’s code of ethics during the period.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees of the Registrant has established an audit committee. Mr. Kenneth A. Drucker, Mr. Wendell J. Knox, Mr. Erik R. Sirri and Mr. Peter J. Smail are members of the audit committee and have been designated as “audit committee financial experts” by the Board of Trustees. Each of these individuals is also an Independent Trustee of the Registrant.

Item 4.	Principal Accountant Fees and Services.

Fees billed by Principal Accountant for services rendered to the Registrant.

The table below sets forth fees billed by the principal accountant, PricewaterhouseCoopers LLP, for the past two fiscal years for professional services rendered in connection with a) the audit of the Registrant’s annual financial statements and services provided in connection with regulatory filings; b) audit-related services (including services that are reasonably related to the performance of the audit of the Registrant’s financial statements but not reported under “Audit Fees”); c) tax compliance, tax advice and tax planning and d) all other fees billed for professional services rendered by the principal accountant to the Registrant, other than the services provided as reported as a part of (a) through (c) of this Item.

	Audit fees		Audit-related fees[1]		Tax fees[2]		All other fees
	1/1/12- 12/31/12	1/1/13- 12/31/13	1/1/12- 12/31/12	1/1/13- 12/31/13	1/1/12- 12/31/12	1/1/13- 12/31/13	1/1/12- 12/31/12	1/1/13- 12/31/13
Hansberger International Series	$85,504	$43,394	$117	$87	$22,740	$13,894	$—	$—

1.	Audit-related fees consist of:

2012 & 2013 – performance of agreed-upon procedures related to the Registrant’s deferred compensation plan.

2.	Tax fees consist of:

2012 & 2013 – review of the Registrant’s tax returns.

Aggregate fees billed to the Registrant for non-audit services during 2012 and 2013 were $22,857 and $13,981, respectively.

Fees billed by the Principal Accountant for services rendered to the Adviser and Control Affiliates.

The following table sets forth fees billed by the Registrant’s principal accountant for non-audit services rendered to Hansberger Global Investors, Inc. and entities controlling, controlled by or under common control with Hansberger Global Investors, Inc. (“Control Affiliates”) that provide ongoing services to the Registrant, for engagements that related directly to the operations and financial reporting of the Registrant for the last two fiscal years.

	Audit-related fees		Tax fees		All other fees
	1/1/12- 12/31/12	1/1/13- 12/31/13	1/1/12- 12/31/12	1/1/13- 12/31/13	1/1/12- 12/31/12	1/1/13- 12/31/13
Control Affiliates	$—	$—	$—	$—	$—	$—

The following table sets forth the aggregate fees billed by the Registrant’s principal accountant for non-audit services rendered to Hansberger Global Investors, Inc. and Control Affiliates that provide ongoing services to the Registrant, for the last two fiscal years, including the fees disclosed in the table above.

	Aggregate Non-Audit Fees
	1/1/12- 12/31/12	1/1/13- 12/31/13
Control Affiliates	$80,600	$44,965

None of the services described above were approved pursuant to (c)(7)(i)(C) of Regulation S-X.

Audit Committee Pre Approval Policies.

Annually, the Registrant’s Audit Committee reviews the audit, audit-related, tax and other non-audit services together with the projected fees, for services proposed to be rendered to the Trust and/or other entities for which pre-approval is required during the upcoming year. Any subsequent revisions to already pre-approved services or fees (including fee increases) and requests for pre-approval of new services would be presented for consideration quarterly as needed.

If, in the opinion of management, a proposed engagement by the Registrant’s independent accountants needs to commence before the next regularly scheduled Audit Committee meeting, any member of the Audit Committee who is an independent Board member is authorized to pre-approve the engagement, but only for engagements to provide audit, audit related and tax services. This approval is subject to review of the full Audit Committee at its next quarterly meeting. All other engagements require the approval of all the members of the Audit Committee.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

Included as part of the Report to Shareholders filed as Item 1 herewith.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Securities Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal quarter of the period covered by the report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)	(1)	Code of Ethics required by Item 2 hereof, filed herewith as exhibit (a)(1).
(a)	(2)	Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 [17 CFR 270.30a-2(a)], filed herewith as Exhibits (a)(2)(1) and (a)(2)(2), respectively.
(a)	(3)	Not applicable.
(b)		Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Section 906 of Sarbanes-Oxley Act of 2002 are filed herewith as Exhibit (b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Hansberger International Series

By:	/s/ David L. Giunta

Name:	David L. Giunta
Title:	President and Chief Executive Officer
Date:	February 24, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ David L. Giunta

Name:	David L. Giunta
Title:	President and Chief Executive Officer
Date:	February 24, 2014

By:	/s/ Michael C. Kardok

Name:	Michael C. Kardok
Title:	Treasurer
Date:	February 24, 2014